Exhibit 10.2

FIRST AMENDMENT TO
LIMITED LIABILITY COMPANY AGREEMENT
OF
MENACHE ADELMAN, LLC

THIS FIRST AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT OF MENACHE ADELMAN, LLC (this “Amendment”) is made and entered into to be effective as of the 20th day of October, 2010 (“Effective Date”), by and among MENACHE ADELMAN, LLC, a Delaware limited liability company (the “Company”), ADELMAN ENTERPRISES, INC., a Delaware corporation (“AE”) and MENACHE, LLC, a Delaware limited liability company (“Menache”), with reference to the following facts:

BACKGROUND INFORMATION

WHEREAS, AE and Menache are parties to that Limited Liability Company Agreement of Menache Adelman, LLC dated to be effective as of April 30, 2010  (the “Operating Agreement”) (capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Operating Agreement), that sets forth certain of the terms and provisions pursuant to which: (i) the Company and it’s business are managed and operated, and (ii) contributions to and distributions by and from the Company are effected; and

WHEREAS, the Company, AE and Menache desire to amend the Operating Agreement in accordance with the terms hereof to correct certain typographical errors and to extend the date by which the Initial Funding must be contributed to the Company by AE in order to avoid the consequences described in Section 2.2.3.1 of the Operating Agreement; and

WHEREAS, pursuant to Section 14.1 of the Operating Agreement, the amendment to the Operating Agreement set forth herein can be effected by the written action of the Members of the Company.

NOW, THEREFORE, in consideration of the foregoing recitals and the agreements and covenants set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.  Name of Operating Agreement.  It has come to the attention of the parties that the title of the Operating Agreement above the opening paragraph thereof was incorrectly stated as “Operating Agreement for Adelman Enterprises, LLC – Manager Managed”.  Accordingly, the title of the Operating Agreement is hereby deleted in its entirety, and the following new title is inserted in lieu thereof:

“OPERATING AGREEMENT FOR MENACHE ADELMAN, LLC
MANAGER MANAGED”

2.          State of Formation of Menache.   It has come to the attention of the parties that the State of formation of Menache referenced in the opening paragraph of the Operating Agreement was incorrectly stated as being California.  Accordingly, the first reference to Menache, LLC in the opening paragraph of the Operating Agreement is hereby deleted in its entirety, and the following new reference is inserted in lieu thereof:

“Menache, LLC, a Delaware limited liability company”

3.           Extension of Time.  The time by which the Initial Funding must be contributed by AE to the Company in order to avoid the consequences set forth in Section 2.2.3.1 of the Operating Agreement is hereby extended from October 24, 2010 until November 24, 2010.

4.           Effective Date of Amendment.  The amendments to the Operating Agreement described in Sections 1 and 2 of this Amendment shall be effective as of April 30, 2010.  The amendment to the Operating Agreement described in Section 3 of this Amendment shall be effective as of the Effective Date.

5.           Approval of Members.  All of the Members (as such term is defined in the Operating Agreement) of the Company, hereby consent to and approve the amendments to the Operating Agreement set forth in Sections 1, 2 and 3 hereof, and hereby authorize and direct the Company to execute this Amendment and deliver this Amendment on behalf of the Company.

6.          Operating Agreement in Full Force and Effect.  Except as expressly amended hereby, the Operating Agreement and the terms and provisions thereof shall remain in full force and effect.   Unless specifically provided to the contrary, or the context requires otherwise, all references herein to the Operating Agreement shall mean the Operating Agreement, as amended hereby.

7.           Electronic or Facsimile Transmission.  In order to facilitate execution of this Amendment, the parties agree that this Amendment may be executed and electronically mailed or sent by facsimile to the other party and the executed facsimile or electronic copy shall be binding and enforceable as an original.

8.          Counterparts.  This Amendment may be executed in counterparts, each of which, when executed, shall be deemed an original instrument, but all of which taken together shall constitute one and the same agreement.

[Signatures Appear on the Next Page]

IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed, sealed and delivered as of the Effective Date.

COMPANY:		MEMBERS:

MENACHE ADELMAN, LLC		ADELMAN ENTERPRISES, INC.

By:	/s/ Charles Adelman	By:	/s/ Charles Adelman
	Charles Adelman, Manager		Charles Adelman, President

MENACHE, LLC
By:	/s/ Alberto Menache
Alberto Menache, Manager

		By:	/s/ Alberto Menache
Alberto Menache, Manager